SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report November 1, 2004

(Date of Earliest event reported)

First Northern Community Bancorp

(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707

(Commission File No.)

First Northern Community Bancorp 195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On November 1, 2004, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2004, a copy of which is included as ITEM 9.01 (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 1, 2004, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2004, a copy of which is included as as ITEM 9.01 (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Earnings Press Release, dated November 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004		First Northern Community Bancorp
(Registrant)

/s/ Louise A. Walker
	By:	Louise A. Walker
Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Earnings Press Release, dated November 1, 2004